Note 1. Operations and Summary of Significant Accounting Policies: Equity Method Investments, Policy (Policies)	12 Months Ended
Dec. 31, 2015
Policies
Equity Method Investments, Policy

I.          Equity Method Investment – During the year ended December 31, 2014, the Company entered into a subscription agreement with N-Viro Energy Limited representing an approximately 45% interest in the class C voting shares.  The Company’s 2014 loss includes a loss of $10,000 related to the operations of N-Viro Energy Limited.  The loss reduced the Company’s investment in N-Viro Limited to zero and, as a result, the Company discontinued applying the equity method.  The Company will resume application of the equity method only after its share of future earnings of N-Viro Energy Limited are sufficient to recover its share of unrecognized losses during the period the equity method was suspended.  The Company has no obligation to fund future operations of N-Viro Energy Limited.